UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

APEX TECH ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43164	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13501 Katy Freeway

Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (840) 244-9122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one right to receive one-fourth (1/4) of one ordinary share	TRADU	New York Stock Exchange
Ordinary shares, par value $0.0001 per share	TRAD	New York Stock Exchange
Rights, each entitling the holder to receive one-fourth (1/4) of one ordinary share	TRADR	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the agreements, the copies or forms of which are attached hereto as Exhibit 2.1, 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K (this “Report”). APEX Tech Acquisition Inc. (“APEX”) shareholders and other interested parties are urged to read such agreement in its entirety. Unless otherwise defined herein, the capitalized terms used in this Report are defined in the Merger Agreement.

General Description of the Merger Agreement

On October 20, 2026, APEX Tech Acquisition Inc., a Cayman Islands exempted corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with APEX Tech Merger Sub Inc., a Delaware corporation and a direct wholly-owned subsidiary of APEX (“Merger Sub”), APEX INNOVATION ACQUISITION CORP, a Delaware corporation (“Sponsor”), solely in the capacity as the representative from and after the effective time of the Merger (as defined below) (the “Effective Time”) for the shareholders of APEX (other than the Company Stockholders, (as defined below) (the “Purchaser Representative”), Korai Flix, Inc., a Delaware corporation (“Korai” or the “Company”), and Hongdae Lee, solely in his capacity as the representative from and after the Effective Time for Korai’s Stockholders (the “Company Representative”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) prior to the Effective Time, APEX will continue out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (“New Korai”) (the “Conversion”), and (ii) upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into Korai (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Korai continuing as the surviving corporation (“Surviving Corporation”) in the Merger and a wholly-owned subsidiary of APEX. In the Merger, (i) all shares of Korai’s Class A common stock (“Korai Class A Common Stock”) and Class B common stock (“Korai Class B Common Stock”) issued and outstanding immediately prior to the Effective Time (other than those properly exercising any applicable dissenters rights under Delaware law) will be converted into the right to receive the Merger Consideration Shares (as defined below), and (ii) the Company Representative will receive 35,000 shares of New Korai Class A Common Stock (as defined below) (“Bonus Shares”) upon completion of the Merger. In connection with the Conversion, APEX will file with the Secretary of State of the State of Delaware a certificate of incorporation. At the Closing, APEX will change its name to “Krflix Group, Inc.” or such other name as parties may agree.

Merger Consideration

The aggregate merger consideration to be paid pursuant to the Merger Agreement to the Company Stockholders immediately prior to the Effective Time is $3,500,000,000 (the “Merger Consideration”). The Merger Consideration to be paid to the Company Stockholders will be paid solely by delivery of new shares of New Korai common stock (the “Merger Consideration Shares”), with each share of New Korai common stock valued at $10.00. The Merger Consideration Shares shall be divided into (i) a number of shares of Class A common stock of New Korai (the “New Korai Class A Common Stock”) equal to product of the number of Merger Consideration Shares multiplied by a fraction equal to (A) the total number of shares of Korai Class A Common Stock issued and outstanding immediately prior to the Effective Time divided by (B) the total number of shares of Korai Class A Common Stock and Class B Common Stock (the Korai Class A Common Stock and Class B Common Stock collectively “Korai Common Stock”) issued and outstanding immediately prior to the Effective Time, and (ii) a number of shares of Class B common stock of New Korai (the “New Korai Class B Common Stock”) equal to product of the number of Merger Consideration Shares multiplied by a fraction equal to (A) the total number of shares of Korai Class B Common Stock issued and outstanding immediately prior to the Effective Time divided by (B) the total number of shares of Korai Common Stock issued and outstanding immediately prior to the Effective Time.

2

Representations and Warranties

The Merger Agreement contains a number of representations and warranties by each of APEX, Merger Sub and Korai as of the date of the Merger Agreement and as of the date of the Closing. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by APEX and Korai are customary for transactions similar to the Transactions.

No Survival

The representations and warranties of the parties contained in the Merger Agreement terminate as of, and do not survive, the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Merger Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants of the Parties

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the Merger Agreement in accordance with its terms (the “Interim Period”), including but not limited to (1) the provision of access to their properties, books and records; (2) the operation of their respective businesses in the ordinary course of business; (3) provision of financial statements by Korai; (4) APEX’s public filings; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing and obtain third party and regulatory approvals; (8) tax matters; (9) further assurances; (10) registration statement and public announcements and (11) confidentiality. Each party also agreed during the Interim Period not to solicit or enter into any inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such inquiries, proposals, offers or requests for information. There are also certain customary post-Closing covenants regarding (1) directors and officers; (2) indemnification of directors and officers; and (3) use of trust account proceeds.

The Merger Agreement and the consummation of the Transactions contemplated thereby require the approval of both APEX shareholders and Company Stockholders. APEX agreed, as promptly as practicable after the date of the Merger Agreement, to prepare, with reasonable assistance from Korai, and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the shares of New Korai Common Stock to be issued to the Company Stockholders as Merger Consideration Shares and the registration of the New Korai Class A Common Stock, and containing a proxy statement/prospectus for the purpose of APEX soliciting proxies from the shareholders of APEX to approve the Merger Agreement, the transactions contemplated thereby and related matters (the “APEX Shareholder Approval”) at an extraordinary general meeting of APEX’s shareholders (the “APEX Special Meeting”) and providing such shareholders an opportunity to participate in the redemption by APEX of its public shareholders in connection with APEX’s initial business combination, as required by APEX’s amended and restated Memorandum and Articles of Association and APEX’s initial public offering prospectus (the “Redemption”). Korai also agreed in the Merger Agreement to call a meeting of its stockholders, use its reasonable best efforts to solicit from Company Stockholders proxies in favor of the Merger Agreement, the Transactions and certain related matters (the “Korai Stockholder Approval”), and to take all other actions necessary or advisable to secure such approvals, including enforcing the Voting Agreement (as described below).

3

The parties also agreed to take all necessary action, so that effective at the Closing, the board of directors of New Korai (the “Post-Closing Board”) will consist of five individuals. One of the members of the Post-Closing Board will be an individual designated by APEX prior to the Closing and four of the members of the Post-Closing Board will be designated by Korai prior to the Closing, at least two of whom will be required to qualify as independent under NYSE rules. At or prior to Closing, APEX will provide each of its director designees with a customary director indemnification agreement, in form and substance reasonably acceptable to such director.

The parties agreed that APEX shall have until 5:00 p.m. on December 19, 2026, to conduct additional legal due diligence and review of the Company’s disclosure schedules (“Company Disclosure Schedules”) and other information on Korai and its direct and indirect subsidiaries to determine whether its due diligence findings or any disclosure on the Company Disclosure Schedules is reasonably likely to have a material negative impact on the business of the Surviving Corporation, as determined by APEX in its sole discretion.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

●	receipt of the APEX Shareholder Approval;
●	receipt of the Korai Stockholder Approval;
●	expiration of any applicable waiting period under any antitrust laws;
●	receipt of requisite consents from governmental authorities to consummate the Transactions;
●	receipt of specified requisite consents from other third parties to consummate the Transactions;
●	the absence of any law or order that would prohibit the consummation of the Merger or other transactions contemplated by the Merger Agreement;
●	upon the Closing, after giving effect to the completion of the Redemption, APEX shall have net tangible assets of at least $5,000,001;
●	the absence of any pending claim, demand, action, litigation complaint, or other proceeding by or before a governmental authority seeking to enjoin the consummation of the Merger and the other Transactions;
●	the Conversion having been consummated;
●	the members of the Post-Closing Board shall have been elected or appointed as of the Closing;
●	the effectiveness of the Registration Statement; and
●	the shares of New Korai Class A Common Stock to be issued as Merger Consideration shall have been approved for listing on the NYSE.

Unless waived by APEX, the obligations of APEX and Merger Sub to consummate the Merger are subject to the satisfaction of the following additional conditions, in addition to customary certificates and other closing deliverables:

●	the representations and warranties of Korai being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);
●	Korai having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing;
●	absence of any Material Adverse Effect with respect to Korai and its subsidiaries, taken as a whole, since the date of the Merger Agreement which is continuing and uncured;
●	the consolidated net asset of the Korai and subsidiaries for the calendar quarter immediately prior to the Closing shall be no less than US$100,000,000, and the number of registered users on the platform operated by the Korai and subsidiaries shall be no less than 20,000,000;
●	APEX having received a Lock-Up Agreement for each Significant Stockholder, duly executed by such Significant Stockholder, and each Lock-Up Agreement shall be in full force and effect as of the Closing, and
●	APEX having received a fairness opinion from King Kee Appraisal and Advisory Limited indicating that the Transactions are fair, from a financial point of view, to APEX shareholders.

Unless waived by Korai, the obligations of Korai to consummate the Merger are subject to the satisfaction of the following additional conditions:

●	the representations and warranties of APEX being true and correct as of the date of the Merger Agreement and as of the Closing (subject to Material Adverse Effect);

4

●	APEX having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with on or prior to the date of the Closing; and
●	absence of any Material Adverse Effect with respect to APEX since the date of the Merger Agreement which is continuing and uncured.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual written consent of APEX and Korai;
●	by either APEX or Korai if any of the conditions to Closing have not been satisfied or waived by October 19, 2027 (the “Outside Date”), provided that APEX shall have the right to extend the Outside Date if it obtains an extension of the deadline by which it must complete its business combination (an “Extension”) for an additional period the shortest of (i) three months and (ii) the period ending on the last day for APEX to consummate a business combination after such Extension;
●	by either APEX or Korai if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such order or other action has become final and non-appealable;
●	by either APEX or Korai of the other party’s uncured breach (subject to certain materiality qualifiers);
●	by either APEX or Korai if the APEX Special Meeting is held and the APEX Shareholder Approval is not received;
●	by either APEX or Korai if a special meeting of Company Stockholders is held and the Korai Stockholder Approval is not received; and
●	by written notice by the APEX to the Korai, at any time prior to the expiration of the Due Diligence Period.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, fees and expenses, termination, waiver of claims against the trust, and certain general provisions will continue in effect), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful and intentional breach of the Merger Agreement prior to such termination.

Trust Account Waiver

Korai and the Company Representative each agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in APEX’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law

The Merger Agreement is governed by Delaware law and the parties are subject to exclusive jurisdiction of federal and state courts located in New York, State of New York (and any appellate courts thereof).

The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about APEX, Korai or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in APEX’s public disclosures.

5

Related Agreements

Voting Agreement

In connection with the execution of the Merger Agreement, on October 20, 2026, certain holders of Korai Common Stock immediately prior to the Effective Time (each, a “Significant Stockholder”) entered into a voting agreement(each a “Voting Agreement”) with Korai, APEX and Meger Sub. Under the Voting Agreement, Significant Stockholders agreed, among other things, to vote all of their shares of Korai Common Stock in favor of adopting and approving the Merger Agreement and the Transactions and the other matters submitted to Company Stockholders for their approval. The Voting Agreement restricts Company Stockholders from transfers of the Korai Common Stock held by such stockholder between the date of the Voting Agreement and the date of Closing, except for certain permitted transfers where the recipient also agrees to comply with the Voting Agreement.

Lock-Up Agreement

In connection with the execution of the Merger Agreement, each Significant Stockholder will enter into a Lock-Up Agreement with APEX and the Sponsor (each, a “Lock-Up Agreement”), effective as of the Closing. Pursuant to the Lock-Up Agreement, each Significant Stockholder shall agree not to with respect to (i) the Merger Consideration Shares, during the period commencing from the Closing and a date that is six (6) months immediately after the Closing Date; and (ii) the Bonus Shares during the period commencing from the Closing and a date that is twelve (12) months immediately after the Closing Date (the periods specified in (i) and (ii), the “Lock-Up Period”) to (A) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any restricted securities, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the restricted securities, (C) publicly announce any intention to effect any transaction specified in clause (A) or (B). Provided, however, that the Lock-Up Period shall expire on such earlier date on which APEX completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the APEX’s shareholders having the right to exchange their APEX Common Stock or other equity securities of APEX for cash, securities or other property, and following which the stockholders of the APEX immediately prior to such transaction cease to hold a majority of the voting power of APEX or the surviving or successor entity.

Sponsor Support Agreement

Concurrently with execution of the Merger Agreement, on October 20, 2026, APEX and Korai entered into a sponsor support agreement with the Sponsor (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, the Sponsor agreed (i) to vote all Subject Shares (as defined in the Sponsor Support Agreement) in favor of the Merger Agreement and the Transactions, and each of the proposals in connection with the consummation of the Merger and the Transactions, and (ii) to vote its Subject Shares against any alternative transactions. The Sponsor Support Agreement restricts the Sponsor from transferring all Subject Shares prior to the earliest of: (a) the termination of the Merger Agreement, (b) the Effective Time, and (c) mutual agreement of parties.

Amended and Restated Registration Rights Agreement

Pursuant to APEX’s initial public offering, the Sponsor is entitled to registration rights pursuant to a registration rights agreement. In general, the Sponsor is entitled to make up to two demands that APEX register such securities. The Sponsor can elect to exercise these registration rights at any time commencing three months prior to the end of its original lock-up period. The Sponsor can also elect to exercise these registration rights at any time after APEX consummates a business combination. In addition, the Sponsor has certain “piggy-back” registration rights with respect to registration statements filed subsequent to APEX consummation of a business combination.

6

In connection with the Merger Agreement, the Sponsor and certain of the Company Stockholders who are expected to be affiliates of Korai immediately after the Closing will enter into an Amended and Restated Registration Rights Agreement pursuant to which such APEX and Company Stockholders will be granted certain registration rights with respect to their shares of APEX Class A common stock received as Merger Consideration or in connection with the Conversion, on the terms and subject to the conditions set forth in the Registration Rights Agreement. In general, the Sponsor and certain of the Company Stockholders will be entitled to one demand registration statement and unlimited “piggy-back” registration rights. APEX will bear the expenses incurred in connection with the filing of any such registration statements

The foregoing descriptions of the Voting Agreement, the Lock-up Agreement, Sponsor Support Agreement and Amended and Restated Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Voting Agreement, the form of Lock-up Agreement, the form of Sponsor Support Agreement and the form of Amended and Restated Registration Rights Agreement, copies of which are filed hereto as Exhibit 10.1, 10.2, 10.3, and 10.4 respectively to this Form 8-K.

Item 7.01 Regulation FD Disclosure

On October 20, 2026, APEX and Korai issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference into this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of APEX under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

APEX intends to file with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which will include a preliminary proxy statement and a prospectus of APEX, and certain related documents, in connection with a meeting of stockholders to approve the Meger Agreement and related matters. The definitive proxy statement and other relevant documents will be mailed to APEX shareholders as of a record date to be established for voting on the Merger Agreement. APEX securityholders and other interested persons are urged to read, when available, the Registration Statement, preliminary proxy statement/prospectus, and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed merger and related Transactions as they become available, because they contain important information about APEX, Korai, and the Business Combination. Investors, securityholders and other interested persons will also be able to obtain copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by APEX, once such documents are filed, free of charge, on the SEC’s website at www.sec.gov or by directing a request to: APEX Tech Acquisition Inc., 13501 Katy Freeway, Houston, Texas 77079, Attention: Florence Ng.

7

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” as well as similar terms, are forward-looking in nature. The forward-looking statements contained in this discussion are based on the Korai’s current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Korai will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Korai’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against APEX, Korai, the combined company or others following the announcement of the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of APEX, the possibility that due diligence completed following execution of the principal definitive transactions will not be satisfactorily concluded, or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Korai as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; costs related to the Business Combination; changes in applicable laws or regulations; the evolution of the markets in which Korai competes; the inability of Korai to defend its intellectual property and satisfy regulatory requirements; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in APEX’s final prospectus dated February 25, 2026, risks and uncertainties indicated in the Registration Statement and the definitive proxy statement to be delivered to APEX’s shareholders, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by APEX.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. Neither APEX nor Korai is undertaking any obligation to provide any additional information or to update or revise any forward-looking statements whether as a result of new information, future events or otherwise except as required by law or applicable regulation. You should not take any statement regarding past trends, activities or performance as a representation that the trends, activities or performance will continue in the future. Accordingly, you should not put undue reliance on these statements.

Solicitation Participants

APEX and Korai, and certain of their respective directors and officer, under SEC rules, may be deemed to be participants in the eventual solicitation of proxies of APEX’s shareholders in connection with the proposed Business Combination. Prospective investors and securityholders may obtain more detailed information regarding the names and interest in the proposed transaction of such individuals in APEX’s filings with the SEC, and such information will also be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to buy any security of APEX, Korai or any of their respective affiliates. There shall not be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the laws of such other jurisdiction. No offering of securities shall be made except by means of prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger Agreement
10.1	Form of Voting Agreement
10.2	Form of Lock-Up Agreement
10.3	Form of Sponsor Support Agreement
10.4	Form of Amended and Restated Registration Rights Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted under Item 601(a)(5) of Regulation S-K, and certain confidential information has been redacted under Item 601(b)(10)(iv). APEX will furnish copies of omitted materials to the SEC on request.

8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TECH ACQUISITION, INC.

Date: October 21, 2026	By:	/s/ Florence Ng
Florence Ng
Chief Executive Officer

9